Exhibit 10.3

EIGHTH AMENDMENT TO AMENDED AND

RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This EIGHTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of November 2, 2012 and effective as of November 2, 2012 (this “Amendment”), is by and among (a) EMMIS COMMUNICATIONS CORPORATION (the “Parent”), an Indiana corporation, (b) EMMIS OPERATING COMPANY (the “Borrower”), an Indiana corporation and (c) the Lenders (as defined below) and is acknowledged by BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for itself and the other Lenders party to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated November 2, 2006, as amended or waived by (i) that certain First Amendment and Consent to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 3, 2009, by and among the Borrower, the Parent, the lending institutions party thereto (the “Lenders”), the Administrative Agent, Deutsche Bank Trust Company Americas, as syndication agent, General Electric Capital Corporation, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch and SunTrust Bank, as co-documentation agents; (ii) that certain Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 19, 2009, among the Borrower, the Parent, the Lenders and the Administrative Agent; (iii) that certain Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 29, 2011, executed by the Borrower, the Parent and the Required Lenders and, subject to the qualifications set forth therein, acknowledged by the Administrative Agent; (iv) that certain Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 10, 2011, executed by the Borrower, the Parent and the Required Lenders and, subject to the qualifications set forth therein, acknowledged by the Administrative Agent; (v) that certain Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 20, 2012, executed by the Borrower, the Parent, the Required Lenders and, subject to the qualifications set forth therein, acknowledged by the Administrative Agent; (vi) that certain Sixth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 26, 2012, among the Borrower, the Parent, the Lenders and, subject to the qualifications set forth therein, acknowledged by the Administrative Agent; (vii) that certain Waiver and Amendment, dated as of August 3, 2012, by and among the Company, the Borrower and the Lenders, and acknowledged by the Administrative Agent and (viii) that certain Seventh Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 30, 2012, among the Borrower, the Parent, the Lenders and, subject to the qualifications set forth therein, acknowledged by the Administrative Agent (as so amended or waived, and as further amended or waived, supplemented, and restated or otherwise modified and in effect from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower or certain of its Subsidiaries desire to enter into certain asset purchase agreements pursuant to which the Borrower or certain of its Subsidiaries will obtain certain FM translators for an aggregate consideration not to exceed $437,000; and

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Parent and the Lenders hereby agree as follows:

§1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(A)	A new defined term shall be added to Section 1.1 of the Credit Agreement as follows:

“Eighth Amendment Effective Date. November 2, 2012.”

(B)	Section 10.5.1 of the Credit Agreement is hereby amended by (i) removing the “; and” at the end of clause (d) thereof and replacing it with a “;”, (ii) replacing the period at the end of clause (e) thereof with “; and” and (iii) adding a new clause (f) thereof which shall read as follows:

“(f) on or after the Eighth Amendment Effective Date, enter into one or more agreements (which may be coupled with LMA Agreements that contemplate an FM translator acquisition) for the purpose of acquiring one or more FM translators in transactions described in writing to the Lenders on or prior to the Eighth Amendment Effective Date (the “FM Translator Acquisitions”), provided that consummation of the acquisition of any FM translator is subject to the satisfaction of the following conditions:

(i) no Default or Event of Default shall have occurred and be continuing or would result from such FM Translator Acquisitions;

(ii) the consideration paid for all FM Translator Acquisitions shall not exceed $437,000 in the aggregate;

(iii) all actions have been taken to the reasonable satisfaction of the Administrative Agent to provide to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a first priority perfected security interest in all of the assets so purchased (excluding any Excluded Assets) pursuant to the Security Documents, free of all Liens other than Permitted Liens;

(iv) the FCC shall have issued, if necessary, orders approving or consenting to the transfer of any FCC License for an FM translator and all other Necessary Authorizations shall have been obtained; and

(v) all FCC Licenses (if any) purchased in connection with the asset purchases shall be transferred immediately to a License Subsidiary upon consummation thereof.”

§2.Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above subject to the satisfaction or waiver by the Administrative Agent on behalf of the Required Lenders of the following conditions precedent:

A. the representations and warranties set forth in Section 4 of this Amendment shall be true and correct as of the date of this Amendment;

B. there shall exist no Default or Event of Default immediately prior to and immediately after giving effect to this Amendment;

C. the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrower, the Parent, each Guarantor and the Required Lenders;

D. the Borrower shall have paid all reasonable unpaid fees and expenses of the Administrative Agent’s counsel, Winstead PC, to the extent that copies of invoices for such fees and expenses have been delivered to the Borrower; and

E. the Fourth Amendment to the Note Purchase Agreement shall (i) be in form and substance satisfactory to the Required Lenders, (ii) have been executed and delivered by the Notes Purchaser and (iii) become effective in accordance with the terms thereof.

§3. Affirmation of Borrower and Parent. The Borrower and the Parent each hereby affirms its Obligations under the Credit Agreement (as amended hereby) and under each of the other Loan Documents to which each is a party and each hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement (as amended hereby) and the other Loan Documents.

§4. Representations and Warranties. The Parent and the Borrower each hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Representations and Warranties. Each of the representations and warranties contained in Section 8 of the Credit Agreement were true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties were true and correct in all respects) when made, and, after giving effect to this Amendment, are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects), except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and to the extent that such representations and warranties relate specifically to a prior date. To the extent not otherwise applicable to the Parent, each of the representations and warranties contained in Section 8 of the Credit Agreement shall be deemed to be equally applicable to the Parent for all purposes hereunder, and shall be deemed to be made by the Parent with respect to itself in connection with this Section 4.

A. Enforceability. The execution and delivery by the Borrower and the Parent of this Amendment, and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement are within the corporate authority of each of the Borrower and the Parent and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement constitute valid and legally binding obligations of each of the Borrower and the Parent, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights in general.

B. No Default or Event of Default. No Default or Event of Default has occurred and is continuing, and after giving effect to this Amendment, no Default or Event of Default will result from the execution, delivery and performance by the Parent and the Borrower of this Amendment or from the consummation of the transactions contemplated herein.

C. Disclosure. None of the information provided to the Administrative Agent and the Lenders on or prior to the date of this Amendment relating to this Amendment contained any untrue statement of material fact or omitted to state any material fact (known to the Parent, the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. On the date hereof, neither the Borrower nor the Parent possess any material information with respect to the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Parent, the Borrower and their respective Subsidiaries taken as a whole as to which the Lenders do not have access.

D. Solvency. As of the date on which this representation and warranty is made, each of the Borrower and the Subsidiaries is Solvent, both before and after giving effect to the transactions contemplated hereby consummated on such date and to the incurrence of all Indebtedness and other obligations incurred on such date in connection herewith and therewith.

§5. Fees and Expenses. The Borrower shall pay, as soon as reasonably practicable, to Canyon Capital Advisors LLC and the Administrative Agent, respectively, all fees and expenses of Canyon and the Administrative Agent arising in connection with this Amendment (including any fees and disbursements of legal counsel), upon receipt of an invoice in respect of such fees and expenses.

§6. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Parent, the Borrower or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents. For the avoidance of doubt, this Amendment shall constitute a “Loan Document” under the Credit Agreement and each other Loan Document.

§7. Release. In order to induce the Lenders to enter into this Amendment, the Borrower and the Parent each acknowledges and agrees that: (i) the Borrower and the Parent do not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees or agents); (ii) the Borrower and the Parent do not have any offset right, counterclaim, right of recoupment or any defense of any kind against the Borrower’s or the Parent’s obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower and the Parent. The Borrower and the Parent each wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent’s and the Lenders’ rights, interests, contracts, collateral security or remedies. Therefore, the Borrower and the Parent each unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to the Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, right of recoupment, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or the Parent might otherwise have against the Administrative Agent, any Lender or any of their respective directors, officers, employees or agents, in either case (A) or (B), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

§8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§9. Interpretation. This Amendment has been the result of limited negotiation involving the Administrative Agent and its counsel. This Amendment, the Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders whether or to the extent of the Administrative Agent’s or any Lender’s involvement in the preparation of such documents.

§10. Loan Document. This Amendment is a Loan Document under the terms of the Credit Agreement, and any breach of any provision of this Amendment shall be a Default or Event of Default under the Credit Agreement (as applicable).

§11. Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law) (other than Section 5-1401 and Section 5-1402 of the General Obligations Laws of the State of New York). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees in accordance with Section 18.2 of the Credit Agreement.

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

The Borrower:

EMMIS OPERATING COMPANY

By:	/s/ J. Scott Enright
Name:	J. Scott Enright
Title:	Executive Vice President,
General Counsel and Secretary

The Parent:

EMMIS COMMUNICATIONS CORPORATION

By:	/s/ J. Scott Enright
Name:	J. Scott Enright
Title:	Executive Vice President,
General Counsel and Secretary

Lenders:

CANPARTNERS INVESTMENTS IV, LLC

By: Canyon Capital Advisors LLC, its Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

CANYON DISTRESSED OPPORTUNITY MASTER FUND, L.P.

By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Receipt of the preceding Amendment is hereby acknowledged by the Administrative Agent in its role as administrative agent but the provisions of this Amendment are not consented to by the Administrative Agent, or by Bank of America, N.A., in its capacity as a Lender.

The Administrative Agent’s acknowledgement of receipt of this Amendment should not be construed as an agreement by the Administrative Agent or Bank of America, N.A., or confirmation by the Administrative Agent or Bank of America, N.A., that such Amendment was completed in accordance with the terms of the Credit Agreement and the other Loan Documents.

The Administrative Agent and Bank of America, N.A., as Administrative Agent and Lender, respectively, each reserves all of its rights in connection with the Amendment.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Edna Aguilar Mitchell
Name:	Edna Aguilar Mitchell
Title:	Director

RATIFICATION OF GUARANTORS

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s and the Parent’s execution thereof; (b) joins the foregoing Amendment for the sole purpose of consenting to and being bound by the provisions of Sections 3, 6 and 7 thereof; (c) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrower under the Credit Agreement; (d) acknowledges and confirms that the liens and security interests granted by such Guarantor pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (e) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (f) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

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The Guarantors:

EMMIS COMMUNICATIONS CORPORATION
EMMIS INDIANA BROADCASTING, L.P., by Emmis Operating Company, its General Partner EMMIS INTERNATIONAL BROADCASTING
CORPORATION EMMIS LICENSE CORPORATION OF NEW YORK
EMMIS MEADOWLANDS CORPORATION EMMIS PUBLISHING CORPORATION EMMIS PUBLISHING, L.P., by Emmis
Operating Company, its General Partner EMMIS RADIO, LLC, by Emmis Operating Company, its Manager
EMMIS RADIO LICENSE CORPORATION OF NEW YORK EMMIS RADIO LICENSE, LLC, by Emmis
Operating Company, its Manager EMMIS TELEVISION LICENSE, LLC, by Emmis Operating Company, its Manager
EMMIS TELEVISION BROADCASTING, L.P., by Emmis Operating Company, its General Partner
LOS ANGELES MAGAZINE HOLDING COMPANY, INC. MEDIATEX COMMUNICATIONS
CORPORATION ORANGE COAST KOMMUNICATIONS, INC.

By:	/s/ J. Scott Enright
Name:	J. Scott Enright
Title:	Executive Vice President,
General Counsel and Secretary

[Signature Page to Ratification of Guarantors (Eighth Amendment)]